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                                                                      EXHIBIT 23

                         Independent Auditors' Consent

     We consent to the incorporation by reference in PCB Holding Company's Registration Statement No. 333-85883 on Form S-8 of our report dated January 18, 2000 appearing in this Form 10-KSB of PCB Holding Company for the year ended December 31, 1999.


/s/ Monroe Shine & Co., Inc.
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Monroe Shine & Co., Inc.
New Albany, Indiana
March 20, 2000